CAPITAL STOCK	12 Months Ended
Dec. 31, 2023
Capital stock [Abstract]
Capital Stock	Capital
Authorized Capital Stock
Our authorized capital stock is composed of an unlimited number of common shares (issued 1,755,569,554 common shares as at December 31, 2023). Our common shares have no par value.

Dividends
In 2023, we declared and paid dividends in US dollars totaling $700 million (2022: $1,143 million).
The Company’s dividend reinvestment plan resulted in $3 million (2022: $5 million) reinvested into the Company.

Share Buyback Program
At the February 14, 2023 meeting, the Board of Directors authorized a share buyback program for the repurchase of up to $1.0 billion of the Company’s outstanding common shares over the following 12 months. In 2023, Barrick did not purchase any shares under this program. At the February 13, 2024 meeting, the Board of Directors authorized a new share buyback program for the repurchase of up to $1.0 billion of the Company’s outstanding common shares over the next 12 months.
The actual number of common shares that may be purchased, and the timing of any such purchases, will be determined by Barrick based on a number of factors, including the Company’s financial performance, the availability of cash flows, and the consideration of other uses of cash, including capital investment opportunities, returns to shareholders, and debt reduction.
The repurchase program does not obligate the Company to acquire any particular number of common shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion.